UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2008

AMERICAN GOLDFIELDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49996	71-0867612
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200-4170 Still Creek Drive
Burnaby, B.C., Canada  V5C 6C6
(Address of principal executive offices)

604-299-6600
(Registrant’s telephone number, including area code)

_______________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On May 30, 2008, American Goldfields Inc. (the “Company”) entered into an Assignment and Assumption Agreement (the “Agreement”) with Patriot Gold Corp., a Nevada corporation (“Patriot”), to assign the exclusive option to an undivided right, title and interest in 22 unpatented Federal mining claims located in Esmeralda County, Nevada (the “Property”).  The Company had originally acquired its exclusive option on the Property on June 30, 2004, when it entered into a Property Option Agreement (the “Property Agreement”) with MinQuest Inc., the owner of the Property.

Pursuant to the Agreement, the Patriot assumed the rights, and agreed to perform all of the duties and obligations, of the Company arising under the Property Agreement. Simultaneous with the execution and delivery of the Agreement, Patriot paid the Company $250,000, which amount represents the full payment and satisfaction for the assignment by the Company to Patriot of the Property Agreement and all rights and obligations with respect thereto. Included in the assignment were, without limitation, all sums incurred by the Company in connection with the Property, specifically (i) the refunding of the reclamation bond previously paid by the Company to the Bureau of Land Management in Nevada in the amount of $13,255; (ii) the $276,944 of expenditures incurred by the Company prior to the Agreement; and (iii) the $120,000 paid to MinQuest Inc. as option payments under the Property Agreement.

For all the terms and provisions of the Assignment and Assumption Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.15. For all the terms and provisions of the Property Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.16. All statements made herein concerning the foregoing are qualified in their entirety by reference to said exhibits.

Section 9 - Financial Statements and Exhibits
Item 9.01                      Financial Statements and Exhibits

(a) Financial Statements of business acquired.    Not applicable
(b) Pro forma financial information.    Not applicable
(c) Exhibits

Exhibit No.	Description

10.15	Assignment and Assumption Agreement, dated May 30, 2008, by and between American Goldfields Inc. and Patriot Gold Corp.

10.16	Property Option Agreement, dated June 30, 2004, between MinQuest Inc. and American Goldfields Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Goldfields Inc.
(Registrant)

By: /s/ Donald Neal
Donald Neal, Chief Executive and Financial Officer, Treasurer and Secretary

Date:  May 30, 2008